SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.  20549




                                     FORM 8-K

                                  CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


                          Date of Report:  January 12, 1994




                               UNOCAL CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)



        Delaware                         1-8483              95-3825062
        --------                         ------              ----------
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)



1201 West Fifth Street, Los Angeles, California               90017
- -----------------------------------------------               -----
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (213) 977-7600




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Item 5.       Other Events

              On January 12, 1994, Unocal Corporation issued the following news release:


                                           Contact: Barry Lane (Unocal)
                                                        213/977-7601
                                                    Jay Rosser(MESA)
                                                        214/969-2219


                                 MESA AND UNOCAL SETTLE LITIGATION
                                 ---------------------------------

                 MESA Inc. and Unocal Corporation today jointly announced that they have agreed to settle a lawsuit against MESA brought by Unocal and a Unocal stockholder.
                 Both Unocal and MESA said that they believe the settlement is in the best interests of their respective stockholders in light of the uncertainties of litigation and other relevant circumstances.
                 Under the terms of the settlement, Unocal will receive $47.5 million in cash from MESA and other parties named in the lawsuit. MESA's share of the payment will be $42.8 million. For the purpose of settling the claim, MESA intends to issue and sell an additional amount of its 12-3/4% Secured Discount Notes due in 1998 as permitted by the indenture governing the presently outstanding notes.
                 After accounting for all fees and expenses related to the
             litigation, Unocal expects to realize approximately $33 million before tax from the settlement. MESA will reflect the loss from the settlement in the fourth quarter of 1993.
                 The lawsuit alleged that the defendants had purchased and sold
             Unocal common shares within a six-month period in 1985 in transactions subject to Section 16(b) of the Securities Exchange Act of 1934, resulting in alleged short-swing profits of approximately $99 million that were recoverable by Unocal under
             Section 16(b). The plaintiffs also asked the court, in its discretion, to grant pre-judgment interest, which amount could currently exceed $50 million. MESA contended that none of the share transactions were subject to Section 16(b) and, further, that no profit was realized. The lawsuit was filed in 1986.
                 The settlement must be approved by the United States District
             Court for the Central District of California following notification by Unocal to its security holders. It is expected that the settlement will be effective in the first quarter of 1994.




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<PAGE2>


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   UNOCAL CORPORATION
                                   __________________
                                      (Registrant)





                               by: Charles S. McDowell
                                   ---------------------
                                   (Charles S. McDowell, Vice President
                                      and Comptroller)





Dated: January 12, 1994
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